THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Conservative Allocation Fund

Prudential Growth Allocation Fund

Prudential Moderate Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 14, 2015 to each Fund’s Currently Effective Prospectus and Statement of Additional Information

Effective as of January 1, 2016, Prudential Investments LLC (PI), the investment manager to each Fund, has agreed to a reduced contractual management fee rate on Fund assets over $5 billion. To reflect this change, effective as of January 1, 2016, the contractual management fee rate for PI appearing in the section of each Fund’s Prospectus entitled “How the Funds Are Managed—Manager” and in Part I of the Statement of Additional Information is hereby deleted, and the following new contractual management fee rate is substituted:

0.200% on average daily net assets up to and including $5 billion; and
0.175% on average daily net assets exceeding $5 billion.

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